SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)    June 30, 1998
                                                         -------------

                           RANCON PACIFIC REALTY L.P.,
                         A DELAWARE LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


          Delaware                0-19438                33-0270528
        ---------------       -------------        ---------------------
        (State or other       (Commission               (IRS Employer
        jurisdiction of        File Number)        Identification Number)
        incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:     (650) 343-9300
                                                        --------------












                   This Form 8-K contains a total of 6 pages.
                                                    ---
                              No exhibit required.

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 1998, the Partnership sold its two wholly-owned real estate assets, the Pacific Bay Club and La Jolla Canyon apartments, to an unaffiliated third party for a total purchase price of $24,400,000. After paying off the underlying loans and closing costs (including commissions and fees), the Partnership added the net proceeds of $13,407,000 to its cash reserves.

Also on June 30, 1998, the Partnership's majority owned partnership, Villa La Jolla Partners, sold its only real estate asset, Villa La Jolla Apartments, to an unaffiliated third party for a total purchase price of $31,600,000. After paying off the underlying loan and closing costs (including commissions and fees), Villa La Jolla Partners added the net proceeds of $16,775,000 to its cash reserves. After reserving funds for unpaid liabilities, a final distribution will be made to the partners and Villa La Jolla Partners will be liquidated.

Once the Partnership receives its final liquidating distribution from Villa La Jolla Partners and after reserving funds for unpaid liabilities, a final distribution will be made to the partners and the Partnership will be liquidated.

Item 7.       FINANCIAL STATEMENTS

The following pro-forma consolidated financial statements represent the Partnership's consolidated balance sheet and consolidated statement of operations as of March 31, 1998 and the year ended December 31, 1997, as if the sale of the aforementioned properties had occurred on January 1, 1997.

                      Pro forma Consolidated Balance Sheet
                              As of March 31, 1998
                    (in thousands, except units outstanding)
                                   (Unaudited)

                                                                      Pro Forma
                                                  Historical          Adjustments          Pro Forma
                                                  -----------         -----------         -------------
Assets
Rental property:
   Land                                           $    14,213         $   (14,213)        $           0
   Building and improvements                           28,634             (28,634)                    0
                                                  -----------         -----------         -------------

      Less accumulated depreciation                   (12,980)             12,980                     0
                                                  -----------         -----------         -------------
         Net rental property                           29,867             (29,867)                    0

Cash and cash equivalents                               1,891              (1,891)                    0
Deferred financing costs, net                             407                (407)                    0
Other assets                                              233                (233)                    0
                                                  -----------         ------------        -------------

         Total assets                             $    32,398         $   (32,398)        $           0
                                                  ===========         ===========         =============

Liabilities and Partners' Equity (Deficit)
Liabilities:
   Notes payable                                  $    22,949         $   (22,949)        $           0
   Accounts payable and accrued expenses                  158                (158)                    0
   Interest payable                                       153                (153)                    0
   Other liabilities                                      272                (272)                    0
                                                  -----------         -----------         -------------

         Total liabilities                             23,532             (23,532)                    0
                                                  -----------         -----------         -------------

Commitments and contingent liabilities

Minority interest                                         372                (372)                    0
                                                  -----------         -----------         -------------

Partners' equity (deficit):
   General Partner                                        (83)                 83                     0
   Limited Partners, 2,822,828 limited
      partnership units outstanding at
      March 31, 1998 including 2,121,285
      preferred units outstanding at
      March 31, 1998                                    8,577              (8,577)                    0
                                                  -----------         -----------         -------------

         Total partners' equity                         8,494              (8,494)                    0
                                                  -----------         -----------         -------------

         Total liabilities and partners' equity   $    32,398         $   (32,398)        $           0
                                                  ===========         ===========         =============

                    Pro forma  Consolidated  Statement  of Income  For the three months ended March 31, 1998 (in thousands, except units outstanding)
                                   (Unaudited)

                                                                     Pro Forma
                                                  Historical         Adjustments         Pro Forma
                                                 -----------         -----------         -------------
Revenue:
   Rental income                                 $     1,608         $    (1,608)        $           0
   Interest and other income                              38                 (38)                    0
                                                 -----------         -----------         -------------

         Total revenue                                 1,646              (1,646)                    0
                                                 -----------         -----------         -------------

Expenses:
   Operating                                             637                (637)                    0
   Interest                                              479                (479)                    0
   Depreciation                                          232                (232)                    0
   General and administrative                             84                 (84)                    0
                                                 -----------         -----------         -------------

         Total expenses                                1,432              (1,432)                    0
                                                 -----------         -----------         -------------

Income before minority interest                          214                (214)                    0

Minority interest                                        (11)                 11                     0
                                                 -----------         -----------         -------------

Net income                                       $       203         $      (203)        $           0
                                                 ===========         ===========         ==============

Net income per limited partnership unit          $      0.07         $    (0.07)         $           0
                                                 ===========         ===========          =============

Weighted average  number of limited  partnership  units  outstanding  during the period used to compute net income
   per limited partnership unit                    2,822,828          (2,822,828)                    0
                                                 ===========         ===========         =============

Weighted average number of preferred units
   outstanding during the period used to
   compute distributions per preferred unit        2,121,285          (2,121,285)                    0
                                                 ===========          ==========         =============

                 Pro forma Consolidated Statement of Operations
                      For the year ended December 31, 1997
                     (in thousands, except per unit amounts)
                                   (Unaudited)

                                                                        Pro Forma
                                                    Historical          Adjustments         Pro Forma
                                                    -----------         -----------         -------------
Revenues:
   Rental income                                    $     6,224              (6,224)        $           0
   Interest and other income                                 54                 (54)                    0
                                                    -----------         ------------        -------------
      Total revenues                                      6,278              (6,278)                    0
                                                    -----------         ------------        -------------

Expenses:
   Operating                                              2,517              (2,517)                    0
   Interest                                               1,919              (1,919)                    0
   Depreciation                                             912                (912)                    0
   General and administrative                               345                (345)                    0
                                                    -----------         ------------        -------------

      Total expenses                                      5,693              (5,693)                    0
                                                    -----------         -----------         -------------

Income (loss) from operations                       $       585         $      (585)        $           0

Minority interest                                           (26)                 26                     0
                                                    -----------         -----------         -------------

Net income (loss)                                   $       559                (559)                    0
                                                    ===========         ===========         =============

Net income (loss) per limited partnership unit           $(0.20)              $0.20                $(0.00)
                                                        =======               =====                =======

Weighted average  number of limited  partnership  units  outstanding  during the period used to compute net income (loss)
   per limited partnership unit                       2,824,124          (2,824,124)                    0
                                                    ===========         ============        =============

Weighted average number of preferred units
   outstanding during the period used to compute
   distributions per preferred unit                   2,121,285          (2,121,285)                    0
                                                    ===========         ============        =============

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           RANCON PACIFIC REALTY, L.P.
                           a Delaware Limited Partnership (Registrant)



Date:  July 14, 1998       By:        /s/ Daniel L. Stephenson
                                      ------------------------
                                      Daniel L. Stephenson Director,  President,
                                      Chief   Executive    Officer   and   Chief
                                      Financial  Officer of RF  Pacific  Realty,
                                      Inc.,,   General  Partner  of  RC  Pacific
                                      Realty Partners, L.P.